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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   February 28, 2001



                            ASTEA INTERNATIONAL INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-26330               23-2119058
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)


                           455 BUSINESS CENTER DRIVE
                          HORSHAM, PENNSYLVANIA  19044
                    (Address of principal executive offices)


                                 (215) 682-2500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On February 28, 2001, we received a letter from The Nasdaq Stock Market, Inc. notifying us that our common stock has failed to meet the Nasdaq National Market continued listing requirement for minimum bid price. We issued a press release on March 6, 2001, announcing our receipt of the letter from The Nasdaq Stock Market. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits

              Exhibit 99.1 Press release, dated March 6, 2001


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ASTEA INTERNATIONAL INC.


Date:  March 6, 2001                By:  /s/ Zack B. Bergreen
                                         --------------------
                                         Zack B. Bergreen
                                         President and Chief Executive Officer


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                                 EXHIBIT INDEX

Exhibit Number    Description
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99.1              Press Release, Dated March 6, 2001



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